UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021 (November 4, 2021)
Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue
New York,	NY	10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of the Security Holders.
On November 4, 2021, Coty Inc. (the “Company”) held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals listed below, each of which is described in more detail in the Company’s Proxy Statement. There were 720,859,880 shares of Class A Common Stock and 568,367 shares of Series B Preferred Stock, representing 905,478,965 votes in the aggregate present at the beginning of the Annual Meeting in person or by proxy, which represented 87.46% of all votes entitled to be voted at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held and holders of the Company’s Series B Preferred Stock were entitled to 125.154133 votes per share held as of the close of business on September 10, 2021, the Record Date.

Final voting results are shown below.

Each proposal was determined by a majority of the aggregate votes cast, except that the election of directors was determined by plurality vote.

1. Election of Directors

The following directors were elected to the Board of Directors of the Company (the “Board”):

Director	For	Withheld	Broker Non-Votes
Maria Asuncion Aramburuzabala	745,567,013	9,385,931	37,040,416
Beatrice Ballini	597,471,821	157,481,123	37,040,416
Joachim Creus	748,862,334	6,090,610	37,040,416
Olivier Goudet	747,663,574	7,289,370	37,040,416
Peter Harf	724,571,161	30,381,783	37,040,416
Johannes Huth	606,058,754	148,894,190	37,040,416
Anna Makanju	751,994,041	2,958,903	37,040,416
Sue Y. Nabi	748,711,535	6,241,409	37,040,416
Isabelle Parize	750,095,468	4,857,476	37,040,416
Erhard Schoewel	604,166,244	150,786,700	37,040,416
Robert Singer	749,584,384	5,368,560	37,040,416
Justine Tan	748,883,483	6,069,461	37,040,416

Each of the twelve nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal. Mr. Huth also received all of the 71,133,479 votes cast by the holders of the Series B Preferred Stock as a single class, with none of such votes withheld from voting for such nominee.

2. Approval of Advisory Resolution on Named Executive Officer Compensation

The stockholders approved the advisory resolution on Named Executive Officer compensation:

For	Against	Abstain	Broker Non-Votes
583,314,034	170,206,081	1,432,829	37,040,416

3. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022:

For	Against	Abstain	Broker Non-Votes
784,889,363	5,760,713	1,343,284	0

Item 9.01 Financial Statements and Exhibits

(d)Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 10, 2021	By:	/s/ Kristin Blazewicz
Kristin Blazewicz
Chief Legal Officer, General Counsel and Secretary